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                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES

                     EXCHANGE ACT OF 1934 (AMENDMENT NO. 2)


FILED BY THE REGISTRANT [X]       FILED BY A PARTY OTHER THAN THE REGISTRANT [ ]

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Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Definitive Proxy Statement

[X] Definitive Revised Additional Materials

[ ] Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))

                                  Textron Inc.
                (Name of Registrant as Specified In Its Charter)

                                  Textron Inc.
                   (Name of Person(s) Filing Proxy Statement)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    1) Title of each class of securities to which transaction applies:

    2) Aggregate number of securities to which transaction applies:

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

    4) Proposed maximum aggregate value of transaction:

    5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:

    2) Form, Schedule or Registration Statement No.:

    3) Filing Party:

    4) Date Filed:

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     Please mark your
[x]  votes as in this
     example.

This proxy, when properly executed, will be voted as directed by the undersigned shareholder(s). If no direction is made, this proxy will be voted FOR the nominees listed below and FOR proposals 2, 3 and 4, or if this card constitutes voting instructions to a savings plan trustee, such trustee will vote as described in the proxy statement.

                THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE NOMINEES LISTED BELOW AND FOR ALL PROPOSALS.
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

                 FOR*  WITHHELD FROM ALL           NOMINEES:                                             FOR    AGAINST    ABSTAIN
1. Election of   [ ]        [ ]                 Teresa Beck         2. Amendment of Restated
   Directors                                    Lewis B. Campbell      Certificate of Incorporation to   [ ]      [ ]         [ ]
                                                R. Stuart Dickson      increase number of authorized
                                                John D. Macomber       shares of Common Stock
                                                John W. Snow

                                                                    3. Amendment to 1994 Long-           [ ]      [ ]         [ ]
* Except vote withheld from the              CHANGE OF ADDRESS/        Term Incentive Plan
  following nominee(s):                 [ ]  COMMENTS ON
                                             REVERSE SIDE.          4. Ratification of appointment       [ ]      [ ]         [ ]
                                                                       of independent auditors

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                                                      PLEASE SIGN EXACTLY AS NAME(S) APPEAR HEREON. JOINT OWNERS SHOULD
                                                      EACH SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR,
                                                      TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH.


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                                                          SIGNATURE(S)                                             DATE
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                              FOLD AND DETACH HERE

                                 [TEXTRON LOGO]

                                 ANNUAL MEETING
                                       OF
                              TEXTRON SHAREHOLDERS


                           Wednesday, April 23, 1997
                                   10:30 a.m.


                             The Worthington Hotel
                                200 Main Street
                              Fort Worth, TX 76102


                                IMPORTANT NOTICE
                                ----------------

                    IT IS IMPORTANT THAT YOU VOTE, SIGN AND
                  RETURN THE ABOVE PROXY AS SOON AS POSSIBLE.
                     BY DOING SO, YOU MAY SAVE TEXTRON THE
                      EXPENSE OF ADDITIONAL SOLICITATION.